Exhibit 10.10

PHILIP MORRIS INTERNATIONAL

SUPPLEMENTAL MANAGEMENT EMPLOYEES’ RETIREMENT PLAN

Effective March 28, 2008

(nn)	Specified Employee	16
(oo)	Supplemental Joint and Survivor Allowance	16
(pp)	Supplemental Optional Payment Allowance	17
(qq)	Supplemental Profit-Sharing Allowance or Profit-Sharing Allowance	17
(rr)	Supplemental Retirement Allowance	17
(ss)	Supplemental SIB Allowance Payment Date	17
(tt)	Supplemental Survivor Allowance	17
(uu)	Supplemental Survivor Allowance Payment Date	18
(vv)	Supplemental Survivor Income Benefit Allowance	18
(ww)	Survivor Income Benefit Plan	18
(xx)	Vested Retirement Allowance	18

ARTICLE II SUPPLEMENTAL RETIREMENT AND RELATED ALLOWANCES		19

A.	Supplemental Retirement Allowances	19
B.	Supplemental Survivor Allowances, Supplemental Survivor Income Benefit Allowances and Supplemental Optional Payment Allowances	20
C.	SMERP Benefit Payment Date and Termination of Supplemental Retirement Allowances, Supplemental Survivor Allowances, Supplemental Survivor Income Benefit Allowances and Allowances Payable in the Form of an Optional Payment	21
D.	Reduction of Benefits	26
E.	Application or Notification for Payment of Allowances	28

ARTICLE III SUPPLEMENTAL PROFIT-SHARING ALLOWANCES		29

A.	Supplemental Profit-Sharing Allowances	29
B.	Credits to Supplemental Profit-Sharing Allowance; SMERP Benefit Payment Date	29

ARTICLE IV FUNDS FROM WHICH ALLOWANCES ARE PAYABLE		30

A.	Establishment and Maintenance of Individual Accounts; Contributions	30
B.	Maintenance of Book Reserves	30

ARTICLE V ADMINISTRATION		31

A.	Duties of the Benefits Committee and Administrator	31
B.	Applicability of Duties of the Benefits Committee and Administrator under the Salaried Retirement Plan to the Plan	31

ARTICLE VI AMENDMENT AND DISCONTINUANCE OF THE PLAN		32

A.	Amendment of the Plan by the Board of Directors of Philip Morris International Inc., the Benefits Committee and the Administrator	32
B.	Termination of the Plan	32
C.	Change of Control Provisions	32

ARTICLE VII FORMS; COMMUNICATIONS		33

A.	Forms; Use of Electronic Media	33
B.	Communications Concerning the Plan	33

ARTICLE VIII INTERPRETATION OF PROVISIONS		34

A.	Discretionary Authority to Interpret the Plan	34

ARTICLE IX APPLICABILITY OF PROVISIONS OF SALARIED RETIREMENT PLAN AND SURVIVOR INCOME BENEFIT PLAN		35

A.	Applicability of Provisions of Salaried Retirement Plan and Survivor Income Benefit Plan to the Plan	35

ARTICLE X CERTAIN RIGHTS AND LIMITATIONS		36

A.	Nonassignment and Nonalienation	36
B.	Benefits Conditioned on Meeting All Requirements under the Plan	36

EXHIBIT A ACTUARIAL ASSUMPTIONS USED TO CALCULATE A SINGLE SUM PAYMENT		37

SUPPLEMENTAL MANAGEMENT EMPLOYEES’ RETIREMENT PLAN

PREAMBLE

PMI Global Services Inc. hereby adopts the Supplemental Management Employees’ Retirement Plan for the benefit of (i) an Employee who was designated as a Participant under the Predecessor Plan, whose benefit has been (or will be) transferred from the Predecessor Plan to this Plan and whose Separation from Service or Date of Retirement is on or after March 28, 2008, (ii) any former employee who was designated as a Participant under the Predecessor Plan, whose benefit has not been paid in full as of March 28, 2008 and which has been transferred from the Predecessor Plan to this Plan, and (iii) any Employee designated as a Participant under the Plan and whose Separation from Service or Date of Retirement is on or after March 28, 2008.

It is intended that Grandfathered Supplemental Retirement Allowances, Grandfathered Supplemental Survivor Allowances, Grandfathered Supplemental Profit-Sharing Allowances and Grandfathered Supplemental Survivor Income Benefit Allowances with respect to Grandfathered Participants not be subject to the requirements of Section 409A of the Code and that the Plan be interpreted in accordance with this intention.

ARTICLE I

DEFINITIONS

The following terms as used herein and in the Preamble shall have the meanings set forth below. Any capitalized term used herein or in the Preamble and not defined below shall have the meaning set forth in the Philip Morris International Retirement Plan, the Philip Morris International Deferred Profit-Sharing Plan or the Philip Morris International Survivor Income Plan, as the context may require.

(a)	Accredited Service

Accredited Service shall have the same meaning as in the Salaried Retirement Plan, provided, however, that Accredited Service shall also include the additional periods of Accredited Service which may be credited to a Participant pursuant to the provisions of Article II, A (1) (a) of the Plan pursuant to the designation of an Employee as a Participant under the Plan in accordance with Article I (dd) of the Plan.

(b)	Actuarial Equivalent

Actuarial Equivalent shall mean a benefit which is at least equivalent in value to the benefit otherwise payable pursuant to the terms of the Plan, based on the actuarial principles and assumptions set forth in Exhibit I to the Salaried Retirement Plan; provided, however, that a Single Sum Payment of all or any portion of a benefit payable pursuant to the terms of the Plan shall be the Actuarial Equivalent of such benefit (or portion of such benefit) payable in equal monthly payments during a twelve (12) month period for the life of the recipient commencing at the applicable SMERP Benefit Payment Date, using the actuarial principles and assumptions set forth in Exhibit A to the Plan.

(c)	Allowances

Allowances shall mean a Supplemental Retirement Allowance determined under Article II, A of the Plan, a Supplemental Profit-Sharing Allowance determined under Article III of the Plan and a Supplemental Survival Allowance and Supplemental Survivor Income Benefit Allowance determined under Article II, B of the Plan.

(d)	Appointee

Appointee shall mean the person or entity who, pursuant to the provisions of the Plan, is empowered, in his or its sole discretion, to designate an Employee as a Participant and grant one or more Allowances under the Plan. The Appointee with respect to an Employee who is not a chief executive officer of a Participating Company shall be the chief executive officer of his Participating Company. The Appointee with respect to a Retired Employee and with respect to an Employee who is a chief executive officer of a Participating Company other than Philip Morris International Inc. shall be the Chief Executive Officer. The Appointee of the Chief Executive Officer shall be the Compensation Committee of the Board of Directors of Philip Morris International Inc.

(e)	Beneficiary

Beneficiary shall mean:

(1) Single Sum Payments. In the case of a Retired Participant whose Form of Payment of all or a portion of his Supplemental Retirement Allowance after his Separation from Service is a Single Sum Payment pursuant to Article II, C of the Plan, but who dies after his Separation from Service and before such Single Sum Payment is made:

(A) if the Retired Participant is married on the date of his death, the Beneficiary of such Single Sum Payment shall be the Spouse to whom he was married on the date of death; and

(B) if the Retired Participant is not married on the date of his death, the Beneficiary of such Single Sum Payment shall be Retired Participant’s estate.

A Participant or Retired Participant may designate any other person or persons as the Beneficiary who is to receive a Single Sum Payment of all or any portion of his Supplemental Retirement Allowance in the event that he dies after his Separation from Service and before such Single Sum Payment is made by timely filing a beneficiary designation form with the Administrator (or his delegate), provided, however, that if the Participant or Retired Participant is married on the date of the filing of such beneficiary designation form, his Spouse must consent, in writing before a notary public to such designation.

(2) Optional Payment. In the case of a Grandfathered Participant who has elected to receive after his Separation from Service that portion of his Supplemental Retirement Allowance equal to the Grandfathered Supplemental Retirement Allowance in the form of an Optional Payment described in Article I, (bb) (2) or (3) of the Plan pursuant to Article II, C (6) of the Plan, the Beneficiary of such Grandfathered Supplemental Retirement Allowance shall be the person or persons designated by the Grandfathered Participant to receive (or who, pursuant to the terms of such Optional Payment, will receive) after his death a benefit according to the option elected by the Grandfathered Participant.

(3) Supplemental Profit-Sharing Allowance. In the case of a Participant or Inactive Participant who has been credited with a Supplemental Profit-Sharing Allowance and who dies prior to the payment of such Supplemental Profit-Sharing Allowance:

(A) if the Participant or Inactive Participant is married on the date of his death, the Beneficiary of such Supplemental Profit-Sharing Allowance shall be the Spouse to whom he was married on the date of death; and

(B) if the Participant or Inactive Participant is not married on the date of his death, the Beneficiary of such Supplemental Profit-Sharing Allowance shall be the Participant’s or Inactive Participant’s estate.

A Participant or Inactive Participant may designate any other person or persons (including a trust created by the Participant or Inactive Participant during his lifetime or by will) as the Beneficiary of his Supplemental Profit-Sharing Allowance in the event of his death by timely filing a beneficiary designation form with the Administrator (or his delegate), provided that if the Participant or Inactive Participant is married on the date of the filing of such beneficiary designation form, his Spouse must consent, in writing before a notary public to such designation.

(f)	Benefit Equalization Plan

Benefit Equalization Plan shall mean the Philip Morris International Benefit Equalization Plan, effective as of January 1, 2008, and as amended from time to time, but only to the extent that benefits are payable pursuant to Article II, A thereof.

(g)	Benefits Committee

Benefits Committee shall mean the Philip Morris International Benefits Committee, designated pursuant to the provisions of the Plan to perform certain duties in connection with the administration of the Plan.

(h)	Change in Circumstance

Change in Circumstance shall mean:

(1) Marriage. The marriage of the Grandfathered Participant or Grandfathered Retired Participant;

(2) Divorce. The divorce of the Grandfathered Participant or Grandfathered Retired Participant from his Spouse (determined in accordance with applicable state law), provided

(A) such spouse was the Beneficiary who is to receive an Optional Payment, or

(B) the Grandfathered Participant or Grandfathered Retired Participant elected to receive an Optional Payment pursuant to Article I, (bb) (1) of the Plan;

(3) Death. The death of the Beneficiary designated by the Grandfathered Participant or Grandfathered Retired Participant to receive an Optional Payment after the death of the Grandfathered Retired Participant; or

(4) Medical Condition. A medical condition of the Beneficiary, based on medical evidence satisfactory to the Administrator, which is expected to result in the death of the Beneficiary within five (5) years of the filing of an application for change in Optional Payment method pursuant to Article II, C (6) of the Plan.

(i)	Change of Control

(1) Change of Control shall mean the happening of any of the following events with respect to a Grandfathered Supplemental Retirement Allowance, a Grandfathered Supplemental Survivor Income Benefit Allowance and Grandfathered Supplemental Profit-Sharing Allowance:

(A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Philip Morris International Inc. (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of Philip Morris International Inc. entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from Philip Morris International Inc., (ii) any acquisition by Philip Morris International Inc., (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Philip Morris International Inc. or any corporation controlled by Philip Morris International Inc. or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of subparagraph (C) of this Article I, (i) (1) of the Plan; or

(B) Individuals who, as of the date hereof, constitute the Board of Directors of Philip Morris International Inc. (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of Philip Morris International Inc.; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Philip Morris International Inc.’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of Philip Morris International Inc.; or

(C) Approval by the shareholders of Philip Morris International Inc. of a reorganization, merger, share exchange or consolidation (a “Business Combination”), in each case, unless, following such Business Combination:

(i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Philip Morris International Inc. through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(ii) no Person (excluding any employee benefit plan (or related trust) of Philip Morris International Inc. or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and

(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of Philip Morris International Inc., providing for such Business Combination; or

(D) Approval by the shareholders of Philip Morris International Inc. of (1) a complete liquidation or dissolution of Philip Morris International Inc. or (2) the sale or other disposition of all or substantially all of the assets of Philip Morris International Inc., other than to a corporation, with respect to which following such sale or other disposition:

(i) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(ii) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Philip Morris International Inc. or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition; and

(iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of Philip Morris International Inc., providing for such sale or other disposition of assets of Philip Morris International Inc. or were elected, appointed or nominated by the Board of Directors of Philip Morris International Inc.; and

(2) shall mean the happening of any of the events specified in Treasury Regulation §1.409A- 3(i)(5)(v), (vi) and (vii) with respect to that portion of a Supplemental Retirement Allowance that is not a Grandfathered Supplemental Retirement Allowance, that portion of a Supplemental Survivor Income Benefit Allowance that is not a Grandfathered Supplemental Survivor Income Benefit Allowance and that portion of a Supplemental Profit-Sharing Allowance that is not a Grandfathered Supplemental Profit-Sharing Allowance. For purposes of determining if a Change of Control has occurred, the Change of Control event must relate to a corporation identified in Treasury Regulation §1.409A- 3(i)(5)(ii), provided, however, that (i) the spin-off of the shares of Philip Morris International Inc. to the shareholders of Altria Group, Inc. shall not be considered to be a Change of Control, and (ii) any change in the Incumbent Board coincident with such spin-off shall not be considered to be a Change of Control.

(j)	Chief Executive Officer

Chief Executive Officer shall mean the chief executive officer of Philip Morris International Inc.

(k)	Company

Company shall mean PMI Global Services Inc. PMI Global Services Inc. is the sponsor of the Plan.

(l)	Compensation

Compensation shall have the same meaning as in the Salaried Retirement Plan, except that in computing the Retirement Allowance and Supplemental Retirement Allowance of an Employee in salary Band A or B who was not age fifty-five (55) or older at December 31, 2006, Compensation shall mean the lesser of (i) his annual base salary plus annual incentive award, and (ii) annual base salary plus annual incentive award at a business rating of 100 and individual performance rating of “Exceeds.”

(m)	Deceased Participant

Deceased Participant shall mean any Participant who died while he was an Employee and who had a nonforfeitable right to any portion of his Supplemental Retirement Allowance.

(n)	Deceased Retired Participant

Deceased Retired Participant shall mean any Retired Participant who died after his Date of Retirement but prior to the SMERP Benefit Payment Date of his Supplemental Retirement Allowance; provided that the death of a Deceased Retired Participant described in Article II, B. (2) (b) may occur prior to or subsequent to his SMERP Benefit Payment Date.

(o)	Earned and Vested

Earned and Vested shall mean, when referring to an Allowance or any portion of an Allowance, an amount that, as of January 1, 2005, is not subject to a substantial risk of forfeiture (as defined in Treasury Regulation §1.83-3(c)) or a requirement to perform future services.

(p)	Employee

Employee shall mean any person who (1) is employed on a salaried basis by a Participating Company, (2) is a member of a select group of management or a highly compensated employee, and (3) is a participant in the Salaried Retirement Plan, the Profit-Sharing Plan, or both such plans.

(q)	Exchange Act

Exchange Act shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(r)	Form of Payment

Form of Payment shall mean the form in which payment of the benefit is paid pursuant to the Plan.

(1) A Single Sum Payment shall be the exclusive Form of Payment of the Supplemental Retirement Allowance, except with respect to:

(A) that portion of the Supplemental Retirement Allowance derived solely from the Grandfathered Supplemental Retirement Allowance that is payable to a Grandfathered Retired Participant who is only eligible for a Vested Retirement Allowance at his Separation from Service; and

(B) that portion of the Supplemental Retirement Allowance derived solely from the Grandfathered Supplemental Retirement Allowance and that is payable to a Grandfathered Retired Participant who has timely elected to receive after his Date of Retirement that portion of his Supplemental Retirement

Allowance equal to the Grandfathered Supplemental Retirement Allowance in the form of an Optional Payment pursuant to Article II, C (6) of the Plan and which election does not cease to be of any force and effect.

(2) A Single Sum Payment shall be the exclusive Form of Payment of the Supplemental Survivor Allowance, except with respect to the Grandfathered Supplemental Survivor Allowance, which shall be paid in the form described in Article I, (tt) (disregarding the parenthetical statement).

(3) A Single Sum Payment shall be the exclusive Form of Payment of the Supplemental Survivor Income Benefit Allowance, except with respect to the Grandfathered Supplemental Survivor Income Benefit Allowance.

(4) A Single Sum Payment shall be the exclusive Form of Payment of the Supplemental Profit-Sharing Allowance.

(s)	Grandfathered Deceased Participant

Grandfathered Deceased Participant shall mean a Grandfathered Participant who died while he was an Employee and who had a nonforfeitable right to any portion of his Supplemental Retirement Allowance.

(t)	Grandfathered Deceased Retired Participant

Grandfathered Deceased Retired Participant shall mean a Deceased Retired Participant who is eligible to receive a Grandfathered Supplemental Retirement Allowance.

(u)	Grandfathered Participant

Grandfathered Participant shall mean:

(1) In the case of a Supplemental Retirement Allowance, a Participant who is a participant in the executive trust or secular trust arrangements and eligible for a Grandfathered Supplemental Retirement Allowance that was Earned and Vested;

(2) In the case of a Supplemental Profit-Sharing Allowance, a Participant who is a participant in the executive trust or secular trust arrangements and eligible for a Grandfathered Supplemental Profit-Sharing Allowance that was Earned and Vested; and

(3) In the case of a Supplemental Survivor Income Benefit Allowance, a Participant who is a participant in the executive trust or secular trust arrangements and eligible for a Grandfathered Supplemental Survivor Income Benefit Allowance that was Earned and Vested.

(v)	Grandfathered Retired Participant

Grandfathered Retired Participant shall mean a Retired Participant who is eligible for a Grandfathered Supplemental Retirement Allowance.

(w)	Grandfathered Retirement Allowance

Grandfathered Retirement Allowance shall mean the present value of that portion (or all) of the Retirement Allowance earned to December 31, 2004 under the Retirement Plan for Salaried Employees, which Retirement Allowance was transferred to the Salaried Retirement Plan and to which a Grandfathered Participant or Grandfathered Retired Participant had a nonforfeitable right as of December 31, 2004. In calculating the amount of such Grandfathered Retirement Allowance, it shall be assumed that (i) the Grandfathered Participant or Grandfathered Retired Participant voluntarily terminated services without cause on December 31, 2004, and (ii) received a payment of his Grandfathered Retirement Allowance with the maximum value available from the Retirement Plan for Salaried Employees on the earliest possible date allowed under the Retirement Plan for Salaried Employees to receive payment of a Retirement Allowance following the termination of services, provided, however, that for any subsequent year such Grandfathered Retirement Allowance may increase to equal the present value of the benefit the Grandfathered Participant or Grandfathered Retired Participant actually becomes entitled to, determined in accordance with the terms of the Retirement Plan for Salaried Employees as in effect on October 3, 2004, without regard to any further services rendered by the Grandfathered Participant or Grandfathered Retired Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits.

(x)	Grandfathered Supplemental Retirement Allowance

Grandfathered Supplemental Retirement Allowance shall mean the present value of that portion (or all) of the Supplemental Retirement Allowance earned to December 31, 2004 to which the Grandfathered Participant or Grandfathered Retired Participant would have been entitled under the Predecessor Plan if he had voluntarily terminated services without cause on December 31, 2004 and received a payment on the earliest possible date allowed under the Predecessor Plan to receive payment of a Supplemental Retirement Allowance following the termination of services and receive the benefits in the form with the maximum value; provided, however, that for any subsequent year such Grandfathered Supplemental Retirement Allowance may increase to equal the present value of the benefit the Grandfathered Participant or Grandfathered Retired Participant actually becomes entitled to, in the form and at the time actually paid, determined in accordance with the terms of the Predecessor Plan (including applicable Statutory Limitations) as in effect on October 3, 2004, without regard to any further services rendered by the Grandfathered Participant or Grandfathered Retired Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than an election with respect to the time and form of an available benefit).

(y)	Grandfathered Supplemental Survivor Allowance

Grandfathered Supplemental Survivor Allowance shall mean the present value of that portion (or all) of the Supplemental Retirement Allowance earned to December 31, 2004 to which the Spouse of the Grandfathered Participant or Grandfathered Retired Participant would have been entitled under the Predecessor Plan if he had died on December 31, 2004 and his Spouse had received a payment on the earliest possible date allowed under the Predecessor Plan to receive payment of a Supplemental Survivor Allowance following the date of death and receive the benefits in the form with the maximum value; provided, however, that for any subsequent year such Grandfathered Supplemental Survivor Allowance may increase to equal the present value of the benefit the Spouse of the Grandfathered Participant or Grandfathered Retired Participant actually becomes entitled to, in the form and at the time actually paid, determined in accordance with the terms of the Predecessor Plan (including applicable Statutory Limitations) as in effect on October 3, 2004, without regard to any further services rendered by the Grandfathered Participant or Grandfathered Retired Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than an election with respect to the time and form of an available benefit).

(z)	Grandfathered Supplemental Survivor Income Benefit Allowance

Grandfathered Supplemental Survivor Income Benefit Allowance shall mean the present value of that portion (or all) of the Supplemental Survivor Income Benefit Allowance earned to December 31, 2004 to which the Spouse of a Grandfathered Participant or of a Grandfathered Retired Participant would have been entitled under the Predecessor Plan if he had died on December 31, 2004 and his Spouse had received a payment on the earliest possible date allowed under the Predecessor Plan to receive payment of a Supplemental Survivor Income Benefit Allowance following the date of death and receive the benefits in the form with the maximum value; provided, however, that for any subsequent year such Grandfathered Supplemental Survivor Income Benefit Allowance may increase to equal the present value of the benefit the Spouse of the Grandfathered Participant or Grandfathered Retired Participant actually becomes entitled to, in the form and at the time actually paid, determined in accordance with the terms of the Predecessor Plan (including applicable Statutory Limitations) as in effect on October 3, 2004, without regard to any further services rendered by the Grandfathered Participant or Grandfathered Retired Participant after December 31, 2004, or any other events affecting the amount of or the entitlement to benefits (other than an election with respect to the time and form of an available benefit).

(aa)	Latest Payment Date

Latest Payment Date shall mean:

(1) in the case of a Supplemental Retirement Allowance, the later of:

(A) December 31st of the year in which the Payment Date occurs, and

(B) the fifteenth day of the third month following the Payment Date;

(2) in the case of a Supplemental Survivor Allowance, the later of:

(A) December 31st of the year in which the Supplemental Survivor Allowance Payment Date occurs, and

(B) the fifteenth day of the third month following the Supplemental Survivor Allowance Payment Date; and

(3) in the case of a Supplemental Survivor Income Benefit Allowance, the later of:

(A) December 31st of the year in which the Supplemental SIB Allowance Payment Date occurs, and

(B) the fifteenth day of the third month following the Supplemental SIB Allowance Payment Date.

(bb)	Optional Payment

Optional Payment shall mean the following optional forms in which that portion of a Supplemental Retirement Allowance that is the Grandfathered Supplemental Retirement Allowance of a Grandfathered Retired Participant may be paid:

(1) in equal monthly payments for the life of the Grandfathered Retired Participant,

(2) in the form of a Supplemental Joint and Survivor Allowance, or

(3) in the form of a Supplemental Optional Payment Allowance.

Any election to receive an Optional Payment with respect to any Grandfathered Supplemental Retirement Allowance under the Plan shall be independent of any election with respect to benefits payable under any other plan.

(cc)	Other Plan

Other Plan shall mean:

(1) the Salaried Retirement Plan,

(2) the Benefit Equalization Plan,

(3) any other plan, except a defined contribution or similar plan, maintained by the Company, or any domestic or foreign subsidiary or affiliate of Philip Morris International Inc., which provides retirement income to one or more employees on or after termination of employment, and

(4) any employment contract or other agreement between an Employee and Philip Morris International Inc. or any other member of the Controlled Group providing for retirement benefits or benefits in the event of a termination of employment or upon a Change of Control of Philip Morris International Inc. or of any other member of the Controlled Group.

(dd)	Participant

Participant shall mean an Employee or Retired Employee who has been designated as such by his Appointee pursuant to the terms of the Plan. The designation of an Employee or Retired Employee as a Participant by a chief executive officer of a Participating Company shall be communicated in writing to the Benefits Committee. An Employee or Retired Employee shall become a Participant as of the date designated in writing by his Appointee. Except as otherwise specifically provided for in the Plan, a Participant shall cease to be such whenever he ceases to be an Employee.

(ee)	Payment Date

Payment Date shall mean the first day of the third calendar month following the month in which the Participant Separates from Service; provided, however, that in all cases of a Separation from Service other than on account of death, the Payment Date in the case of a Specified Employee shall be the first day of the calendar month following the date that is six (6) months following the date that such Specified Employee Separates from Service.

(ff)	Plan

Plan shall mean the Philip Morris International Supplemental Management Employees’ Retirement Plan described herein and in any amendments hereto.

(gg)	Predecessor Plan

Predecessor Plan shall mean the Supplemental Management Employees’ Retirement Plan sponsored by Altria Client Services Inc.

(hh)	Profit-Sharing Plan

Profit-Sharing Plan shall mean Philip Morris International Deferred Profit-Sharing Plan, effective January 1, 2008, and as amended from time to time.

(ii)	Retired Participant

Retired Participant shall mean a former Participant who is eligible for, or in receipt of, a Supplemental Retirement Allowance from the Plan. A former Participant shall cease to be a Retired Participant as of the date he receives a Single Sum Payment, or upon full payment of his Allowance or Allowances pursuant to the terms of the Plan as determined in the sole discretion of the Administrator.

(jj)	Salaried Retirement Plan

Salaried Retirement Plan shall mean the Philip Morris International Retirement Plan, effective as of January 1, 2008, and as amended from time to time.

(kk)	Separation from Service, Separates from Service or Separated from Service

Separation from Service, Separates from Service or Separated from Service shall each have the same meaning as the term “separation from service” in Treasury Regulation §1.409A-1(h)(1).

(ll)	Single Sum Payment

Single Sum Payment shall mean the payment of a benefit or portion of a benefit in a single payment to a Retired Participant or to the Spouse or other Beneficiary of a Deceased Participant or Deceased Retired Participant. A Single Sum Payment shall be (i) the Actuarial Equivalent of the (or portion of the) Supplemental Retirement Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Retired Participant, (ii) the Actuarial Equivalent of the (or portion of the) Supplemental Survivor Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Spouse of the Deceased Participant or Deceased Retired Participant and (iii) the Actuarial Equivalent of the (or portion of the) Supplemental Survivor Income Benefit Allowance payable in equal monthly payments during a twelve (12) month period for the life of the Spouse of the Deceased Participant or Deceased Retired Participant.

(mm)  SMERP Benefit Payment Date

SMERP Benefit Payment Date shall mean the date on which the benefit to which the recipient is entitled is paid (or, solely in the case of a Grandfathered Supplemental Retirement Allowance, Grandfathered Supplemental Survivor Allowance and Grandfathered Supplemental Survivor Income Benefit Allowance, the date the benefit commences to be paid) pursuant to the application filed in accordance with Article II, E of the Plan, or if no such application is filed, in accordance with the terms of the Plan as determined by the Administrator (or his delegate). All such Allowances not paid in a Single Sum Payment are paid in arrears so that the actual date of payment shall be the first day of the calendar month next succeeding the SMERP Benefit Payment Date.

(1) Supplemental Retirement Allowance.

(A) Except as provided in clauses (B), (C) and (D) hereof, the SMERP Benefit Payment Date of the Supplemental Retirement Allowance shall be the Payment Date, but not later than the Latest Payment Date.

(B) The SMERP Benefit Payment Date of that portion of a Supplemental Retirement Allowance that is the Grandfathered Supplemental Retirement Allowance payable in the form of an Optional Payment pursuant to an election under Article II, C (6) of the Plan to a Grandfathered Retired Participant shall be the Benefit Commencement Date of the Grandfathered Retired Participant’s Full, Deferred or Early Retirement Allowance under the Salaried Retirement Plan.

(C) The SMERP Benefit Payment Date of that portion of a Supplemental Retirement Allowance that is the Grandfathered Supplemental Retirement Allowance payable in the form of an Optional Payment with respect to a Grandfathered Retired Participant who voluntarily retires within the one (1) year period following the date of filing of his application for an Optional Payment with the Administrator pursuant to Article II, C (6) of the Plan or whose employment is terminated for misconduct (as determined by the Benefits Committee) within such one (1) year period, shall be the first day of the month following the expiration of the one (1) year period following the date of the filing of his application for an Optional Payment.

(D) The SMERP Benefit Payment Date of that portion of a Supplemental Retirement Allowance that is the Grandfathered Supplemental Retirement Allowance payable to a Grandfathered Retired Participant who is only eligible for a Vested Retirement Allowance at his Separation from Service shall be the Benefit Commencement Date of the Grandfathered Retired Participant’s Vested Retirement Allowance under the Salaried Retirement Plan.

(2) Supplemental Survivor Allowance.

(A) Except as provided in clause (B), the SMERP Benefit Payment Date of the Supplemental Survivor Allowance payable to the Spouse of a Deceased Participant or Deceased Retired Participant pursuant to Article II, B of the Plan shall be the Supplemental Survivor Allowance Payment Date, but not later than the Latest Payment Date.

(B) The SMERP Benefit Payment Date of that portion of the Supplemental Survivor Allowance that is the Grandfathered Supplemental Survivor Allowance that is payable to the Spouse of a Grandfathered Deceased Participant, or to the Spouse of a Grandfathered Deceased Retired Participant, shall, in each case, be the Benefit Commencement Date of the Survivor Allowance payable to such Spouse under the Salaried Retirement Plan, provided that the Spouse may elect in accordance with the provisions of Article II, A 5(c) or (f) of the Salaried Retirement Plan, as applicable to the Spouse, that the SMERP Benefit Payment Date be the first day of any month thereafter, but not later than the later of:

(i) the first day of the second calendar month following the month in which the Grandfathered Deceased Participant or Grandfathered Deceased Retired Participant died (or if his date of birth was on the first day of a calendar month, the first day of the calendar month next following the calendar month in which the Grandfathered Deceased Participant or Grandfathered Deceased Retired Participant died), or

(ii) the date that would have been the Grandfathered Deceased Participant’s or Grandfathered Deceased Retired Participant’s Unreduced Early Retirement Benefit Commencement Date.

The final payment of that portion of the Supplemental Survivor Allowance that is the Grandfathered Supplemental Survivor Allowance shall be the first day of the month following the death of the Spouse.

(3) Supplemental Survivor Income Benefit Allowance.

(A) Except as provided in clause (B) hereof, the SMERP Benefit Payment Date of the Supplemental Survivor Income Benefit Allowance payable to the Spouse of a Deceased Participant or of a Deceased Retired Participant pursuant to Article II, B shall be the Supplemental SIB Allowance Payment Date, but not later than the Supplemental SIB Allowance Latest Payment Date.

(B) The SMERP Benefit Payment Date of that portion of the Supplemental Survivor Income Benefit Allowance equal to the Grandfathered Supplemental Survivor Income Benefit Allowance payable to the Spouse of a Grandfathered Deceased Participant pursuant to Article II, B of the Plan, or to the Spouse of a Grandfathered Deceased Retired Participant pursuant to Article II, B of the Plan shall be the Benefit Commencement Date of the Survivor Income Benefit Allowance payable to such Spouse under the Survivor Income Benefit Plan. The last payment of such Supplemental Survivor Income Benefit Allowance shall be the same date as the last payment of the Survivor Income Benefit Allowance under the Survivor Income Benefit Plan.

(4) Supplemental Optional Payment Allowance. The SMERP Benefit Payment Date of the Supplemental Optional Payment Allowance payable to the Beneficiary of a Grandfathered Deceased Retired Participant pursuant to Article II, B of the Plan shall be the first day of the calendar month following the death of the Grandfathered Deceased Retired Participant. The final payment of the Supplemental Optional Payment Allowance shall be the first day of the month following the death of the Beneficiary.

(nn)	Specified Employee

Specified Employee shall have the meaning given in Treasury Regulation §1.409A-1(i).

(oo)	Supplemental Joint and Survivor Allowance

Supplemental Joint and Survivor Allowance shall mean the total amount that would be payable during a twelve (12) month period as a reduced Supplemental Retirement Allowance to a Retired Participant for life and after his death the amount payable to his Spouse for life equal to one-half of the reduced Supplemental Retirement Allowance payable to the Retired Participant (regardless of whether such form of benefit was available to such Retired Participant and his Spouse), which together shall be the Actuarial Equivalent of the Supplemental Retirement Allowance of the Retired Participant.

(pp)	Supplemental Optional Payment Allowance

Supplemental Optional Payment Allowance shall mean, with respect to that portion of a Grandfathered Retired Participant’s Supplemental Retirement Allowance equal to the Grandfathered Supplemental Retirement Allowance, the total amount payable during a twelve (12) month period in accordance with one of the payment methods described in Article II, A 4(d) of the Salaried Retirement Plan and designated by the Grandfathered Participant in his application for an Optional Payment under Article II, C (6) of the Plan, pursuant to which the Grandfathered Participant receives for life after his Date of Retirement a reduced Supplemental Retirement Allowance in equal monthly payments and after his death, after his Date of Retirement his Beneficiary receives for life a benefit in equal monthly payments according to the option elected by the Grandfathered Participant, which together shall be the Actuarial Equivalent of the Grandfathered Supplemental Retirement Allowance payable in equal monthly payments for the life of the Retired Participant after his Date of Retirement.

(qq)	Supplemental Profit-Sharing Allowance or Profit-Sharing Allowance

Supplemental Profit-Sharing Allowance or Profit-Sharing Allowance shall mean the benefit determined under Article III of the Plan and payable at the time and in the Form of Payment set forth in Article I, (r) (4) of the Plan. The Supplemental Profit-Sharing Allowance shall be comprised of the Grandfathered Supplemental Profit-Sharing Allowance, if any, and the remaining portion of such Profit-Sharing Allowance.

(rr)	Supplemental Retirement Allowance

Supplemental Retirement Allowance shall mean the benefit determined under Article II, A (1) of the Plan and payable at the time and in the Form of Payment set forth in Article I, (r) (1) of the Plan. The Supplemental Retirement Allowance shall be comprised of the Grandfathered Supplemental Retirement Allowance, if any, and the remaining portion of such Allowance.

(ss)	Supplemental SIB Allowance Payment Date

Supplemental SIB Allowance Payment Date shall mean the first day of the third calendar month following the month in which the Participant or Retired Participant dies.

(tt)	Supplemental Survivor Allowance

Supplemental Survivor Allowance shall mean the benefit payable to:

(1)	the Spouse of a Deceased Participant; and

(2)	the Spouse of a Deceased Retired Participant;

in an amount equal one-half of the reduced Supplemental Retirement Allowance which would have been payable in the form of a Supplemental Joint and Survivor Allowance to the Deceased Participant or Deceased Retired Participant (regardless of whether such form of benefit was available to such Deceased Participant or Deceased Retired Participant).

(uu)	Supplemental Survivor Allowance Payment Date

Supplemental Survivor Allowance Payment Date shall mean the first day of the third calendar month following the month in which the Deceased Participant or Deceased Retired Participant died.

(vv)	Supplemental Survivor Income Benefit Allowance

(1) Supplemental Survivor Income Benefit Allowance shall mean the total amount payable during a twelve (12) month period in equal monthly payments to the Spouse of a Deceased Participant or to the Spouse of a Deceased Retired Participant equal to one-half of the reduced Supplemental Retirement Allowance which would have been payable to the Deceased Participant or Deceased Retired Participant had he elected to receive a Supplemental Joint and Survivor Allowance.

(2) No Supplemental Survivor Income Benefit Allowance shall be payable with respect to any Deceased Participant or Deceased Retired Participant whose request to receive an Optional Payment has been granted by the Administrator.

(ww)	Survivor Income Benefit Plan

Survivor Income Benefit Plan shall mean the Philip Morris International Survivor Income Benefit Plan, effective as of January 1, 2008 and as amended from time to time.

(xx)	Vested Retirement Allowance

Vested Retirement Allowance shall mean the Retirement Allowance payable pursuant to Article II, A (6) of the Salaried Retirement Plan, provided, however, that a Participant who is only eligible for a Vested Retirement Allowance may be deemed to be eligible for an Early Retirement Allowance for any and all purposes of this Plan if in accordance with his designation as a Participant in the Plan; provided, however, that no such designation on or after October 3, 2004 shall change the time and form of payment of a Grandfathered Supplemental Retirement Allowance or Grandfathered Supplemental Survivor Income Benefit Allowance of a Grandfathered Participant or Grandfathered Retired Participant.

The masculine pronoun shall include the feminine pronoun unless the context clearly requires otherwise.

ARTICLE II

SUPPLEMENTAL RETIREMENT AND RELATED ALLOWANCES

A.	SUPPLEMENTAL RETIREMENT ALLOWANCES

(1) Supplemental Retirement Allowances. A Participant may be granted one or more of the following Supplemental Retirement Allowances under the Plan:

(a) A Supplemental Retirement Allowance in an amount determined by using the formula for calculating the Participant’s Retirement Allowance under the Salaried Retirement Plan, but, subject to the limitations of Article II, A (2) of the Plan, crediting Accredited Service in addition to that credited to the Participant pursuant to the Salaried Retirement Plan in recognition of previous service by the Participant deemed to be of special value to the Company or his Participating Company;

(b) A Supplemental Retirement Allowance in an amount equal to:

(i) a stated dollar amount per year, or

(ii) a stated percentage of the Participant’s Five-Year Average Compensation, or

(iii) the Participant’s Retirement Allowance under the Salaried Retirement Plan, which Supplemental Retirement Allowance accrues at a rate as a percentage of the Participant’s Five-Year Average Compensation which is greater than the rate of accrual under the Salaried Retirement Plan, such Supplemental Retirement Allowance to be calculated in individual instances on the basis of specific instructions which may depart only for such purpose from the terms, conditions and requirements of the Salaried Retirement Plan; or

(c) A Supplemental Retirement Allowance in an amount determined by using the formula for calculating the Participant’s Retirement Allowance under the Salaried Retirement Plan, such Supplemental Retirement Allowance to be payable on and after the Participant’s retirement in an amount which is greater than the Retirement Allowance otherwise payable to the Participant at such age.

(2) Limitation on Accredited Service. If a Supplemental Retirement Allowance under Article II, A (1) of the Plan is determined pursuant to a formula in the Salaried Retirement Plan using the Participant’s Compensation (including awards under incentive compensation plans of a Participating Company), the aggregate number of years of Accredited Service used in calculating the amount of the Participant’s Supplemental Retirement Allowance under this Plan shall not exceed thirty-five (35) years.

(3) Appendix I. The name of each Participant and the Supplemental Retirement Allowance awarded to him pursuant to Article II, A (1) of the Plan shall be set forth in Appendix I to the Plan.

(4) Payment. Payment of such Supplemental Retirement Allowance shall be made to such Participant at the time and in the manner specified in Article II, C of the Plan.

B.	SUPPLEMENTAL SURVIVOR ALLOWANCES, SUPPLEMENTAL SURVIVOR INCOME BENEFIT ALLOWANCES AND SUPPLEMENTAL OPTIONAL PAYMENT ALLOWANCES

(1) Deceased Participants

(a) The Spouse of a Deceased Participant shall be eligible to receive a Supplemental Survivor Allowance.

(b) If the death of the Deceased Participant occurs prior to his attaining the age of sixty-one (61) years and he has (or is deemed to have) completed five (5) years or more of Accredited Service as of the date of his death, his Spouse shall be eligible to receive a Supplemental Survivor Income Benefit Allowance on the SMERP Benefit Payment Date specified in Article I, (mm) (3) of the Plan. Such Supplemental Survivor Income Benefit Allowance shall be determined by assuming such Deceased Participant had continued in the employ of his Participating Company until the age of sixty-five (65) years, that his compensation (as defined in the Survivor Income Benefit Plan, or in the designation of the Employee as a Participant in the Plan) for all periods of time subsequent to his death and until age sixty-five (65) had been his compensation as in effect immediately prior to his death and that the Deceased Participant died the day after attaining the age of sixty-five (65) years. Such Supplemental Survivor Income Benefit Allowance shall be reduced by the amount of any Supplemental Survivor Allowance payable pursuant to Article II, B (1) (a) of the Plan.

(2) Deceased Retired Participants.

(a) The Spouse of a Deceased Retired Participant shall be eligible to receive a Supplemental Survivor Allowance on the SMERP Benefit Payment Date specified in Article I, (mm) (2) of the Plan; provided that in the case of a Grandfathered Deceased Retired Participant, the Administrator has not granted his request to have payment of his Grandfathered Supplemental Retirement Allowance paid in the form of a Supplemental Optional Payment Allowance.

(b) The Spouse of a Grandfathered Deceased Retired Participant (other than a Grandfathered Deceased Retired Participant who is only eligible for a Vested Retirement Allowance) whose request for an Optional Payment described in Article I, (bb) (1) of the Plan has been granted by the Administrator and who has died after his Date of Retirement shall be eligible to receive a Supplemental Survivor Income Benefit Allowance, as applicable to such Grandfathered Deceased Retired Participant. Such Supplemental Survivor Income Benefit Allowance shall be reduced by the amount of any Supplemental Survivor Allowance payable pursuant to Article II, B (2) (a) of the Plan.

(c) The Beneficiary of a Grandfathered Deceased Retired Participant whose request for an Optional Payment in the form of a Supplemental Optional Payment Allowance has been granted by the Administrator, but who has died after his Date of Retirement and prior to his SMERP Benefit Payment Date shall be eligible to receive that portion of the Supplemental Optional Payment Allowance elected by the Retired Participant which is payable after the death of the Retired Participant.

(4) Objective of Benefit. It is the intention of the provisions of this Paragraph B. to provide a benefit to the Spouse or other Beneficiary of a Deceased Participant or Deceased Retired Participant in the same instances as such Spouse or other Beneficiary would receive a benefit under the terms of the Salaried Retirement Plan or the Survivor Income Benefit Plan, as applicable to such Spouse or other Beneficiary, and the provisions of this Article II, B of the Plan shall be construed and interpreted in a manner that is consistent with that objective.

C.	SMERP BENEFIT PAYMENT DATE AND TERMINATION OF SUPPLEMENTAL RETIREMENT ALLOWANCES, SUPPLEMENTAL SURVIVOR ALLOWANCES, SUPPLEMENTAL SURVIVOR INCOME BENEFIT ALLOWANCES AND ALLOWANCES PAYABLE IN THE FORM OF AN OPTIONAL PAYMENT:

(1) Supplemental Retirement Allowances.

(a) For Retired Participants.

(i) The Form of Payment of the Supplemental Retirement Allowance to a Retired Participant who is not a Grandfathered Retired Participant shall be a Single Sum Payment on his SMERP Benefit Payment Date specified in Article I, (mm) (1) (A) of the Plan.

(ii) If a Retired Participant who is not a Grandfathered Retired Participant dies after his Date of Retirement and before payment of his Supplemental Retirement Allowance is paid in a Single Sum Payment, his Beneficiary shall receive a Single Sum Payment on the SMERP Benefit Payment Date specified in Article I, (mm) (1) (A) of the Plan.

(iii) In the event the Supplemental Retirement Allowance with respect to the Retired Participant is paid in a Single Sum Payment prior to:

(A) the Retired Participant’s Benefit Commencement Date, the amount of such Supplemental Retirement Allowance shall equal the amount reasonably estimated by the Administrator to be actually payable under the Plan; or

(B) the date the Retired Participant shall have specified on his application for retirement as the Benefit Commencement Date of his Retirement Allowance under the Salaried Retirement Plan, the Single Sum Payment shall be calculated based on the assumption that the Retired Employee elected to receive a Retirement Allowance at his Unreduced Early Retirement Benefit Commencement Date.

(b) For Grandfathered Retired Participants.

(i) The Form of Payment of the Supplemental Retirement Allowance to a Retired Participant who is a Grandfathered Retired Participant eligible for an Early, Full or Deferred Retirement Allowance at his Separation from Service shall be a Single Sum Payment on the SMERP Benefit Payment Date specified in Article I, (mm) (1) (A) of the Plan, unless the Administrator has approved the Grandfathered Retired Participant’s election to have distribution of that portion of his Supplemental Retirement Allowance that is the Grandfathered Supplemental Retirement Allowance made in the form of an Optional Payment pursuant to Article II, C (6) of the Plan, in which case the Form of Payment of his Grandfathered Benefit Equalization Retirement Allowance shall be made in the form of Optional Payment as specified in Article I, (bb) of the Plan, as applicable to the Grandfathered Retired Participant on the SMERP Benefit Payment Date set forth in Article I, (mm) (1) (B) or (C) of the Plan.

(ii) If a Grandfathered Retired Participant who is eligible for an Early, Full or Deferred Retirement Allowance at his Separation from Service dies after his Separation from Service and before payment of that portion of his Supplemental Retirement Allowance that is to be paid in a Single Sum Payment, his Beneficiary shall receive such Single Sum Payment on the SMERP Benefit Payment Date specified in Article I, (mm) (1) (A) of the Plan.

(iii)

(A) The Form of Payment of that portion of the Supplemental Retirement Allowance that is not the Grandfathered Supplemental Retirement Allowance with respect to a Grandfathered Retired Participant who is only eligible for a Vested Retirement Allowance shall be a Single Sum Payment on the SMERP Benefit Payment Date specified in Article I, (mm) (1) (A) of the Plan.

(B) The Form of Payment of that portion of the Supplemental Retirement Allowance that is the Grandfathered Supplemental Retirement Allowance with respect to a Grandfathered Retired Participant who is only eligible for a Vested Retirement Allowance shall be the same form of Optional Payment which the Grandfathered Retired Participant’s Vested Retirement Allowance is paid from the Salaried Retirement Plan and shall commence to be paid to the Retired Participant on his SMERP Benefit Payment Date specified in Article I, (mm) (1) (D) of the Plan.

(2) Supplemental Survivor Allowances.

(a) The Form of Payment of the Supplemental Survivor Allowance payable pursuant to Article II, B (1) (a) of the Plan to the Spouse of a Deceased Participant who is not a Grandfathered Participant or pursuant to Article II, B (2) (a) to the Spouse of a Deceased Retired Participant who is not a Grandfathered Deceased Retired Participant shall be a Single Sum Payment paid to the Spouse on the SMERP Benefit Payment Date specified in Article I, (mm) (2) (A) of the Plan.

(b) The Form of Payment of that portion of the Supplemental Survivor Allowance that:

(i) is not the Grandfathered Supplemental Survivor Allowance payable to the Spouse of a Deceased Participant who is a Grandfathered Participant shall be a Single Sum Payment paid to the Spouse on the SMERP Benefit Payment Date specified in Article I, (mm) (2) (A) of the Plan; and

(ii) is the Grandfathered Supplemental Survivor Allowance shall be the same form and at the same time as the Survivor Allowance is paid from the Salaried Retirement Plan commencing on the SMERP Benefit Payment Date specified in Article I, (mm) (2) (B) of the Plan.

(3) Supplemental Survivor Income Benefit Allowances.

(a) The Form of Payment of the Supplemental Survivor Income Benefit Allowance payable pursuant to Article II, B (1) (b) of the Plan to the Spouse of a Deceased Participant who is not a Grandfathered Participant shall be a Single Sum Payment paid to the Spouse on the SMERP Benefit Payment Date specified in Article I, (mm) (3) (A) of the Plan.

(b) The Form of Payment of that portion of the Supplemental Survivor Income Benefit Allowance that:

(i) is not the Grandfathered Supplemental Survivor Income Benefit Allowance payable pursuant to Article II, B (2) (b) of the Plan to the Spouse of a Grandfathered Deceased Retired Participant shall be a Single Sum Payment paid to the Spouse on the SMERP Benefit Payment Date specified in Article I, (mm) (3) (A) of the Plan; and

(ii) is the Grandfathered Supplemental Survivor Income Benefit Allowance shall be in the same form as the Survivor Income Benefit Allowance is paid from the Survivor Income Benefit Plan commencing on the SMERP Benefit Payment Date specified in Article I, (mm) (3) (B) of the Plan.

(4) Supplemental Optional Payment Allowance. The Form of Payment of the Supplemental Optional Payment Allowance payable pursuant to Article II, B (3) of the Plan to the Beneficiary of a Grandfathered Deceased Retired Participant shall be the Optional Payment approved by the Administrator and commencing on the SMERP Benefit Payment Date specified in Article I, (mm) (4) of the Plan.

(5) Termination of Grandfathered Allowances.

(a) The payment of any Grandfathered Supplemental Retirement Allowance, Grandfathered Supplemental Survivor Allowance and Grandfathered Optional Payment Allowance in any form other than a Single Sum Payment shall terminate on the same date as payment would terminate under the Salaried Retirement Plan.

(b) The payment of any Grandfathered Supplemental Survivor Income Benefit Allowance in any form other than a Single Sum Payment shall terminate on the same date as payment would terminate under the Survivor Income Benefit Plan.

(6) Optional Payment. A Grandfathered Participant who is eligible to retire on a Full, Deferred or Early Retirement Allowance may make application to the Administrator to receive an Optional Payment with respect to his Grandfathered Supplemental Retirement Allowance in lieu of the Single Sum Payment otherwise payable after his Separation from Service.

(a) The application for an Optional Payment shall specify:

(i) the form in which such Optional Payment is to be paid,

(ii) the Beneficiary, if any, who will receive benefits after the death of the Employee, and

(iii) the SMERP Benefit Payment Date.

(b) In the case of a Participant who eighteen (18) months prior to attaining the age of sixty-five (65) years could be compulsorily retired by his Participating Company upon attaining the age of sixty-five (65) years pursuant to Section 12(c) of the Age Discrimination in Employment Act, any application for an Optional Payment must be filed with the Administrator more than one (1) year preceding the date the Participant attains the age of sixty-five (65) years.

(c) The Administrator shall notify the Benefits Committee of all applications for an Optional Payment. The Administrator may grant or deny any such application in its sole and absolute discretion. Except as provided in Subparagraphs (d) and (e) of this Article II, C (6) of the Plan, a Participant shall not receive his Grandfathered Supplemental Retirement Allowance in the form of a Single Sum Payment after the Administrator has granted the Participant’s application for an Optional Payment. In the event the Participant or Retired Participant incurs a Change in Circumstance on or after the date of the filing of the application for an Optional Payment and prior to his SMERP Benefit Payment Date, the Participant or Retired Participant may file an application with the Administrator within ninety (90) days of the Change in Circumstance, but in no event later than his SMERP Benefit Payment Date, to change the form of Optional Payment, or to change the Beneficiary who is to receive a benefit after the death of the Retired Participant in accordance with the Optional Payment method originally filed with the Administrator.

(d) An application for an Optional Payment with respect to a Grandfathered Participant’s Grandfathered Supplemental Retirement Allowance in lieu of the Single Sum Payment otherwise payable after his Separation from Service shall be of no force and effect if:

(i) the Participant does not retire on a Full, Deferred or Early Retirement Allowance,

(ii) the Participant incurs a disability at any time before the date his Optional Payment commences to be made which causes him to be eligible for benefits under the Philip Morris International Long-Term Disability Plan or any other long-term disability plan of a Participating Company, or

(iii) the Participant is retired for ill health, disability or hardship under Article II, A 3.(a) of the Salaried Retirement Plan.

(e) In the event the application for an Optional Payment is of no force and effect as a result of an event described in clauses (ii) or (iii) of Article II, C (6) (d) of the Plan, payment of the Grandfathered Participant’s Supplemental Retirement Allowance shall be made in a Single Sum Payment pursuant to Article II, C (1) (a) of the Plan on the SMERP Benefit Payment Date specified in Article I, (mm) (1) of the Plan, but otherwise such application for an Optional Payment shall be effective on the Participant’s Date of Retirement on a Full, Deferred or Early Retirement Allowance and the Grandfathered Participant’s Grandfathered Supplemental Retirement Allowance shall commence on the SMERP Benefit Payment Date specified in Article I, (mm) (1) (A) of the Plan; provided, however, that if within the one (1) year period following the date of the filing of the application with the Administrator the Grandfathered Participant voluntarily retires or his employment is terminated for misconduct (as determined by the Benefits Committee) by any member of the Controlled Group, the Optional Payment shall be reduced by one percent (1%) for each month (or portion of a month) by which the month in which the Retired Participant’s termination of employment precedes the first anniversary of the filing of the application with the Administrator and his benefits shall commence in the SMERP Benefit Payment Date specified in Article I, (mm) (1) (B) of the Plan.

(7) Exceptions. Notwithstanding the preceding provisions of this Paragraph C,

(a) the Administrator may cause the distribution of that portion of the Supplemental Retirement Allowance that is the Grandfathered Supplemental Retirement Allowance to any group of similarly situated Grandfathered Retired Participants (or their Spouses or other Beneficiaries) in a Single Sum Payment or as an Optional Payment; and

(b) the Administrator shall distribute that portion of a Retired Participant’s Supplemental Retirement Allowance that is the Grandfathered Supplemental Retirement Allowance in a Single Sum Payment if such portion of the Supplemental Retirement Allowance payable in equal monthly payments is not more than $250 per month.

(8) Actuarial Equivalents. Any Supplemental Survivor Allowance or Supplemental Optional Payment Allowance payable under this Plan to any Spouse or other Beneficiary commencing at an age other than the Retired Participant’s Normal Retirement Age shall be the Actuarial Equivalent of the benefit payable pursuant to the terms of the Plan in equal monthly payments for life commencing at the Retired Participant’s Normal Retirement Age.

(9) Delayed Single Sum Payments. If any Single Sum Payment is made later than the date otherwise specified in this Article II, C of the Plan and such late payment is not due in whole or in part to the fault of the Retired Participant (or his Beneficiary), interest at a rate to be determined by the Administrator shall be added to such Single Sum Payment.

D.	REDUCTION OF BENEFITS

(1) Supplemental Retirement Allowance.

(a) The Supplemental Retirement Allowance payable to a Retired Participant shall be reduced by the greater of:

(i) the Actuarial Equivalent of the benefits payable pursuant to any Other Plan to the extent that service used to determine the amount of benefits payable from such Other Plan is also used to calculate the amount of a Retired Participant’s Supplemental Retirement Allowance under this Plan, or

(ii) the amount set forth in, or determined in accordance with, the Participant’s designation as such pursuant to Article I, (dd) of the Plan, assuming in each case that the Participant elected to receive such benefits in equal monthly payments for his life;

(b) provided, however, that:

(i) in the event the Supplemental Retirement Allowance is paid to the Retired Participant (or his beneficiary) in a Single Sum Payment prior to the Retired Participant’s Benefit Commencement Date, such Supplemental Retirement Allowance shall be computed in accordance with the applicable provisions of Article II, A (1) of the Plan, as reasonably estimated by the Administrator, reduced by the Actuarial Equivalent of the projected annual amount of benefits payable pursuant to any Other Plan assuming that such benefits are payable to the Retired Participant in equal monthly payments for life; and

(ii) in the event the benefit equalization retirement allowance under the Benefit Equalization Plan is paid to the Retired Participant (or his Spouse or other beneficiary) in a single sum payment (as defined in the Benefit Equalization Plan) prior to the Retired Participant’s Benefit Commencement Date, the amount of the reduction to the Participant’s Supplemental Retirement Allowance shall be determined in good faith by the Administrator.

(2) Supplemental Survivor Allowance or Supplemental Survivor Income Benefit Allowance. Any Supplemental Survivor Allowance or Supplemental Survivor Income Benefit Allowance payable to the Spouse of a Deceased Participant or of a Deceased Retired Participant pursuant to Article II, B of the Plan shall be reduced by the Actuarial Equivalent of the maximum benefits for which the Spouse was actually eligible under the Salaried Retirement Plan, the Benefit Equalization Plan and the Survivor Income Benefit Plan assuming that the Participant elected to receive a Retirement Allowance under the Salaried Retirement Plan and a benefit equalization retirement allowance under the Benefit Equalization Plan in equal monthly payments for the life of the Retired Participant.

(3) Supplemental Optional Payment Allowance. Any Supplemental Optional Payment Allowance payable to the Beneficiary of a Grandfathered Deceased Retired Participant pursuant to Article II, B of the Plan shall be reduced by the Actuarial Equivalent of the benefits payable pursuant to the Salaried Retirement Plan and the Benefit Equalization Plan assuming that the Grandfathered Deceased Retired Participant had elected to receive such benefits in equal monthly payments for life.

(4) Employment Outside of United States. The Supplemental Retirement Allowance of a Participant, who as a result of employment outside of the United States, has benefits accrued to him under the social security, or similar laws, of a country other than the United States may, in the discretion of the Administrator, be reduced by the Actuarial Equivalent of such benefits, assuming that such Participant elected to receive such benefits in equal monthly payments for life.

(5) Prior Single Sum Payment. No benefits shall be payable to the Spouse or other beneficiary of a Deceased Retired Participant pursuant to Article II, B of the Plan, if prior to his death the Deceased Retired Participant received a Single Sum Payment from this Plan or the Single Sum Payment is made after his death to his Spouse or a beneficiary.

E.	APPLICATION OR NOTIFICATION FOR PAYMENT OF ALLOWANCES:

(1) Notification of SMERP Benefit Payment Date. An application for retirement pursuant to Article II, B of the Salaried Retirement Plan shall be deemed notification to the Administrator of the SMERP Benefit Payment Date of a Supplemental Retirement Allowance (or other benefit) in accordance with the terms of this Plan.

(2) Notification of Beneficiary. In the event a Grandfathered Participant shall not have elected an Optional Payment method with respect to that portion of his Supplemental Retirement Allowance that is Grandfathered Supplemental Retirement Allowance, the Grandfathered Participant may specify the Beneficiary to whom payment of the Single Sum Payment shall be made in the event the Grandfathered Participant dies after his Separation from Service, but prior to his SMERP Benefit Payment Date. If no Beneficiary is specified, the Beneficiary shall be the Participant’s Spouse, and if there is no Spouse, the Beneficiary shall be the Grandfathered Participant’s estate.

ARTICLE III

SUPPLEMENTAL PROFIT-SHARING ALLOWANCES

A.	SUPPLEMENTAL PROFIT-SHARING ALLOWANCES

A Participant may be granted a Supplemental Profit-Sharing Allowance equal to the amount, if any, by which the sum of the Operating Company Contribution which would have been made to the Profit-Sharing Plan and the amount which would have been credited to his account under the Benefit Equalization Plan had such Participant been eligible to participate in such plans for a plan year, exceeds the amount, if any, of employer contributions (excluding any contributions which the Participant has elected to have an employer make on his behalf pursuant to a cash or deferred arrangement) actually made or credited for the plan year on behalf of such Participant under a defined contribution plan qualified under Section 401(a) of the Code, an excess benefit plan (as defined in ERISA) and a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees maintained by any other member of the Controlled Group.

B.	CREDITS TO SUPPLEMENTAL PROFIT-SHARING ALLOWANCE; SMERP BENEFIT PAYMENT DATE

(1) Valuation. Any amounts credited to a Participant’s account pursuant to the provisions of this Article III shall be deemed to have been invested in Part A of the Fund (Stable Value Fund) under the Profit-Sharing Plan and shall be valued in accordance with the provisions of the Profit-Sharing Plan.

(2) Payment. A Participant shall receive his Supplemental Profit-Sharing Allowance in a Single Sum Payment on the Payment Date, but no later than the Latest Payment Date. If a Participant or former Participant dies before receiving such Supplemental Profit-Sharing Allowance, payment shall be made to his Beneficiary in a Single Sum Payment on the Payment Date, but no later than the Latest Payment Date.

(3) Application. A Participant or former Participant (or Beneficiary) shall make application to the Administrator (or his delegate) for distribution of Supplemental Profit-Sharing Allowance under this Plan. Any such application shall specify the Beneficiary to whom payment of the Single Sum Payment shall be made in the event the Participant dies after his Separation from Service, but prior to his SMERP Benefit Payment Date.

ARTICLE IV

FUNDS FROM WHICH ALLOWANCES ARE PAYABLE

A.	ESTABLISHMENT AND MAINTENANCE OF INDIVIDUAL ACCOUNTS; CONTRIBUTIONS

(1) Establishment of Accounts. Individual accounts shall be established for the benefit of each Participant (or Beneficiary) under the Plan. Any benefits payable from an individual account shall be payable solely to the Participant (or Beneficiary) for whom such account was established. The Plan shall be unfunded. All benefits intended to be provided under the Plan shall be paid from time to time from the general assets of the Participant’s Participating Company and paid in accordance with the provisions of the Plan; provided, however, that the Participating Companies reserve the right to meet the obligations created under the Plan through one or more trusts or other agreements.

(2) Contributions. The contributions by each Participating Company on behalf of its Participants to the individual accounts established pursuant to the provisions of the Plan, whether in trust or otherwise, shall be in an amount which such Participating Company, with the advice of an actuary, determines to be sufficient to provide for the payment of the benefits under the Plan. No Participant, Spouse or Beneficiary shall, unless the Plan expressly provides otherwise, have any right or claim whatsoever to any specific assets of a Participating Company or of any trust.

B.	MAINTENANCE OF BOOK RESERVES

Each Participating Company shall maintain such reserves on its books with respect to Participants who are employed by such Participating Company as determined by the actuary for the Plan.

ARTICLE V

ADMINISTRATION

A.	DUTIES OF THE BENEFITS COMMITTEE AND ADMINISTRATOR

The general administration of the Plan shall be vested in the Administrator. The Benefits Committee and the Administrator may employ and rely on actuaries, legal counsel, accountants and agents as they deem advisable.

B.	APPLICABILITY OF DUTIES OF THE BENEFITS COMMITTEE AND ADMINISTRATOR UNDER THE SALARIED RETIREMENT PLAN TO THE PLAN

All powers, rights, duties and responsibilities assigned to the Benefits Committee and the Administrator under the Salaried Retirement Plan applicable to this Plan shall be the powers, rights, duties and responsibilities of the Benefits Committee and the Administrator under the terms of this Plan, except that the Benefits Committee and the Administrator shall not be fiduciaries (within the meaning of Section 3(21) of ERISA) with respect to any portion or all of the Plan which is intended to be exempt from the requirements of ERISA pursuant to Section 4(b)(5) thereof.

ARTICLE VI

AMENDMENT AND DISCONTINUANCE OF THE PLAN

A.	AMENDMENT OF THE PLAN BY THE BOARD OF DIRECTORS OF PHILIP MORRIS INTERNATIONAL INC., THE BENEFITS COMMITTEE AND THE ADMINISTRATOR

(1) Authority to Amend. The Board may, from time to time, and at any time, amend the Plan; provided, however, that authority to amend the Plan is delegated to the following committees or individuals where approval of the Plan amendment or amendments by the shareholders of Philip Morris International Inc. is not required:

(a) to the Benefits Committee, if the amendment (or amendments) will not increase the annual cost of the Plan by $10,000,000; and

(b) to the Administrator, if the amendment (or amendments) will not increase the annual cost of the Plan by $500,000.

(2) Permitted Amendments. Any amendment to the Plan may effect a substantial change in the Plan and may include (but shall not be limited to) any change deemed by the Company to be necessary or desirable to obtain tax benefits under any existing or future laws or rules or regulations thereunder; provided, however, that no such amendment shall deprive any Participant, Retired Participant, Spouse or Beneficiary of any Allowances accrued at the time of such amendment.

B.	TERMINATION OF THE PLAN

(1) Authority to Terminate. The Board may terminate the Plan for any reason at any time, provided that such termination shall not adversely affect the rights of any Participant, Retired Participant, Spouse or Beneficiary to benefits accrued to the date of termination.

(2) Participant Rights Upon Termination. In the event the Plan is terminated, each Participant, whether or not such Participant is eligible to receive benefits under this Plan, shall be immediately and fully vested in the benefits set forth in Article II of the Plan accrued to the date of termination of the Plan. Payment of any such benefits shall be made or commence to be made at the time such Participant (or his Spouse or Beneficiary) meets, under the terms of the Plan at the time of its termination, the requirement for payment of benefits under the Plan.

C.	CHANGE OF CONTROL PROVISIONS

Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control of Philip Morris International Inc., each Participant shall immediately be fully vested in the benefits set forth in Article II of the Plan which have accrued through the date of the Change of Control and, upon the Change of Control, each Participant (or his Spouse or Beneficiary) shall be entitled to a Single Sum Payment in an amount which is the Actuarial Equivalent of such accrued benefits, which amount shall be paid within 30 days of the Change of Control.

ARTICLE VII

FORMS; COMMUNICATIONS

A.	FORMS; USE OF ELECTRONIC MEDIA

The Administrator shall provide such appropriate forms as he may deem expedient in the administration of the Plan and no action to be taken under the Plan for which a form is so provided shall be valid unless upon such form. Any Plan communication may be made by electronic medium to the extent allowed by applicable law. The Administrator may adopt reasonable procedures to enable a Participant or Retired Participant to make an election using electronic medium (including an interactive telephone system and a website on the Intranet).

B.	COMMUNICATIONS CONCERNING THE PLAN

All communications concerning the Plan shall be in writing addressed to the Benefits Committee or the Administrator at such address as may from time to time be designated. No communication shall be effective for any purpose unless received by the Benefits Committee or the Administrator.

ARTICLE VIII

INTERPRETATION OF PROVISIONS

A.	DISCRETIONARY AUTHORITY TO INTERPRET THE PLAN

All power and authority with respect to the discretionary authority of the Benefits Committee and the Administrator to interpret the provisions of the Salaried Retirement Plan shall be the power and authority of the Benefits Committee and the Administrator to interpret the provisions of this Plan, including discretionary authority to determine all matters arising in the administration, interpretation and application of the Plan; discretionary authority to construe Plan terms and provisions and to make factual determinations and to remedy any ambiguities, inconsistencies or omissions of any kind; discretionary authority to determine the eligibility of any employee of a Participating Company to participate in the Plan; and to determine the amount of any benefit to which any person is entitled to under the Plan; provided, however, that the Administrator and any Benefits Committee member who makes a request for payment of a Supplemental Retirement Allowance in accordance with a form of distribution authorized under the Salaried Retirement Plan shall excuse himself from any and all deliberations and decisions in connection with such request.

ARTICLE IX

APPLICABILITY OF PROVISIONS OF SALARIED RETIREMENT

PLAN AND SURVIVOR INCOME BENEFIT PLAN

A.	APPLICABILITY OF PROVISIONS OF SALARIED RETIREMENT PLAN AND SURVIVOR INCOME BENEFIT PLAN TO THE PLAN

Except as expressly provided to the contrary, all of the provisions, conditions and requirements set forth in the Salaried Retirement Plan and where applicable, the Survivor Income Benefit Plan, with respect to eligibility for and payment of benefits thereunder shall be equally applicable to the granting of Supplemental Retirement Allowances, Supplemental Survivor Income Benefit Allowances and other benefits to Participants and Beneficiaries pursuant to this Plan and the payment thereof pursuant to the provisions of this Plan. Whenever a Participant’s rights under this Plan are to be determined, appropriate reference shall be made to the Salaried Retirement Plan or the Survivor Income Benefit Plan, as applicable.

ARTICLE X

CERTAIN RIGHTS AND LIMITATIONS

A.	NONASSIGNMENT AND NONALIENATION

No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void; nor shall any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit. In the event that the Administrator shall find that any Participant, Retired Participant, Spouse or other beneficiary under the Plan has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any of his benefits under the Plan, then such benefits shall cease, and in that event, the Administrator shall hold or apply the same to or for the benefit of such Participant, Retired Participant, Spouse or other beneficiary or apply the same to or for the benefit of such Participant, Retired Participant, Spouse or other beneficiary, in such manner as the Administrator may deem proper.

B.	BENEFITS CONDITIONED ON MEETING ALL REQUIREMENTS UNDER THE PLAN

Except as otherwise expressly provided in the Plan, Supplemental Retirement Allowances, Supplemental Profit-Sharing Allowances and Supplemental Survivor Income Benefit Allowances and other benefits shall be payable only if the Participant meets all of the requirements for benefits under the Plan.

EXHIBIT A

ACTUARIAL ASSUMPTIONS USED TO CALCULATE A SINGLE SUM PAYMENT

INTEREST RATE: The average of the monthly rate of interest specified in Section 417(e)(3)(A)(ii)(II) of the Code, but published for 24 months preceding the Employee’s Date of Retirement, less 1/2 of 1%.

MORTALITY ASSUMPTION: The applicable mortality table is the table specified in Section 417(e)(3)(A)(ii)(I) of the Code and Section 1.417(e)-1(c)(2) of the Treasury Regulations (currently prescribed in Rev. Rul. 2001-62 as GAR 1994).